EXHIBIT 99.2

                        SETTLEMENT AGREEMENT DATED AS OF
             FEBRUARY 27, 2009 AMONG PRESIDENTIAL REALTY CORPORATION
                    AND DAVID LICHTENSTEIN AND OTHER ENTITIES

         Settlement Agreement (this "Agreement") dated as of February 27, 2009 among Presidential Realty Corporation ("Presidential"), Presidential IATG, Inc. ("Pres IATG"), and PRC Member LLC ("PRC" and, together with Presidential and Pres IATG, being sometimes hereinafter collectively referred to as the "Presidential Parties"), Presidential and Pres IATG each being a Delaware corporation and PRC being a Delaware limited liability company and each of the Presidential Parties having its principal place of business at 180 South Broadway, White Plains, New York 10605, David Lichtenstein, an individual residing at 5 Grand Park Drive, Wesley Hills, New York 10952 ("Lichtenstein"), and the other parties that have executed a copy of this Settlement Agreement on the signature pages hereof, each of the other parties having an address at 1985 Cedar Bridge Avenue, Lakewood, New Jersey 08701 (Lichtenstein and those other parties being sometimes hereinafter collectively referred to as the "Lichtenstein Parties").

                              W I T N E S S E T H:
FWI
---

         WHEREAS, Lichtenstein is the manager of JJFW, LLC, a New Jersey limited liability company ("JJFW") and owns 99% of the membership interests therein;

         WHEREAS, Lichtenstein's wife, Shifra Lichtenstein ("S. Lichtenstein"), owns 1% of the membership interests in JJFW;

         WHEREAS, on or about October 21, 2003, Presidential made a loan to JJFW in the principal amount of $4,500,000 (together with interest and any and all other sums due and owing to Presidential in connection therewith, the "FWI Loan") in order to provide financing for nine (9) Delaware limited liability companies listed on Exhibit A attached hereto (the "FWI Fee Owners"), respectively, in connection with their acquisition of nine (9) different housing projects located in the State of Virginia and also identified on Exhibit A attached hereto (the "FWI Properties");

         WHEREAS, the FWI Loan is governed by that certain Loan Agreement dated October 21, 2003 by and between Presidential and JJFW (the "Original FWI Loan Agreement");

         WHEREAS, the current outstanding principal balance of the FWI Loan is $2,074,994;

         WHEREAS, each of the FWI Fee Owners has as its manager, owning a 1% interest therein, a Delaware limited liability company known as Lightstone FW Manager, LLC ("Lightstone FW Manager");

         WHEREAS, Lichtenstein is the manager of Lightstone FW Manager and owns 99% of the membership interests therein and S. Lichtenstein owns 1% of the membership interests therein;

         WHEREAS, each of the FWI Fee Owners has as its other member, owning a 99% interest therein, a Delaware limited partnership known as Lightstone FW Realty Partners, LP ("Lightstone FW Realty Partners");

         WHEREAS, the managing general partner of Lightstone FW Realty Partners is FW Realty Advisors, LLC, a Delaware limited liability company ("FW Realty Advisors");

         WHEREAS, Lichtenstein is the manager of FW Realty Advisors and owns 99% of the membership interests therein and S. Lichtenstein owns 1% of the membership interests therein;

         WHEREAS, the only other partner in Lightstone FW Realty Partners is Lichtenstein, owning a 99% limited partnership interest therein;

         WHEREAS, the FWI Loan is guaranteed by Lichtenstein for the benefit of Presidential pursuant to a Non-Recourse Guaranty dated as of October 24, 2003 (the "FWI Non-Recourse Guaranty") and a Limited Recourse Guaranty dated as of October 24, 2003 (the "FWI Limited Recourse Guaranty" and, together with the FWI Non-Recourse Guaranty, the "Original FWI Guaranties");

         WHEREAS, in accordance with that certain Loan Modification Agreement dated July 17, 2006 (the "FWI Loan Modification Agreement"), Presidential and JJFW modified the terms of the Original FWI Loan Agreement (the Original FWI Loan Agreement, as modified by the FWI Loan Modification Agreement, being hereinafter referred to as the "FWI Loan Agreement");

         WHEREAS, simultaneous with the execution of the FWI Loan Modification Agreement, Lightstone Holdings LLC executed and delivered to Presidential that certain Unconditional Guarantee Agreement dated July 17, 2006, pursuant to which Lightstone Holdings LLC guaranteed the payment of $1,000,000 of the FWI Loan (the "FWI Unconditional Guaranty" and, together with the Original FWI Guaranties, the "FWI Guaranties");

         WHEREAS, Lichtenstein's obligations under the Original FWI Guaranties are secured by that certain Security and Pledge Agreement, dated as of October 24, 2003, between Lichtenstein and Presidential, pursuant to which Lichtenstein pledged to Presidential his 99% limited partnership interest in Lightstone FW Realty Partners (the "FWI Pledge Agreement;" the FWI Loan Agreement, the FWI Guaranties, and the FWI Pledge Agreement, together with all other documents, instruments and agreements which now or hereafter evidence, secure and/or guaranty the FWI Loan, as the same may be amended, modified, supplemented, restated, renewed and/or replaced from time to time, are hereinafter individually referred to as an "FWI Loan Document" and, collectively, as the "FWI Loan Documents");

FWII
----

         WHEREAS, on or about October 28, 2003, the nine Delaware limited liability companies identified on Exhibit B attached hereto (the "FWII Fee Owners"), respectively, acquired title to the nine housing projects also identified on Exhibit B attached hereto (the "FWII Properties"), eight of which are located in the State of Virginia and one of which is located in the State of North Carolina (each of the FWI Fee Owners and the FWII Fee Owners being hereinafter referred to as a "FW Fee Owner" and collectively as the "FW Fee Owners" and each of the FWI Properties and the FWII Properties being hereinafter referred to as an "FW Property" and collectively as the "FW Properties");

         WHEREAS, the manager of each of the FWII Fee Owners, as well as the holder of a 1% interest therein, is Lightstone FW Manager;

         WHEREAS, Lightstone FW Investment, LLC, a Delaware limited liability company ("Lightstone FW Investment"), owns a 99% interest in each of the FWII Fee Owners;

         WHEREAS, the members of Lightstone FW Investment consist of (i) Lightstone FW Manager, which is the managing member thereof and holds a 1% interest therein, (ii) Lichtenstein, who owns a 59% interest therein, (iii) the DWL 2003 Family Trust, which owns a 15% interest therein, and (iv) certain individuals and entities identified on Exhibit A to the Operating Agreement for Lightstone FW Investment (the "Group A Members"), who collectively own a 25% interest therein;

         WHEREAS, the sole trustee of the DWL 2003 Family Trust is S. Lichtenstein, and the sole beneficiaries of the DWL 2003 Family Trust are Lichtenstein's children;

Lightstone I/PRC

         WHEREAS, on or about September 27, 2004 Presidential made a loan to Lightstone Member LLC, a Delaware limited liability company ("Lightstone I"), in the principal amount of $8,600,000 (together with interest and any and all other sums due and owing to Presidential in connection therewith, the "Lightstone I Loan");

         WHEREAS, the Lightstone I Loan is governed by that certain Loan Agreement dated September 27, 2004 by and between Presidential and Lightstone I (the "Lightstone I Loan Agreement");

         WHEREAS, immediately prior to making the Lightstone I Loan, Lichtenstein was the sole member of Lightstone I;

         WHEREAS, simultaneous with Presidential making the Lightstone I Loan to Lightstone I, Presidential acquired a 29% membership interest in Lightstone I and Lichtenstein and Presidential entered into an Amended and Restated Operating Agreement of Lightstone I (the "Lightstone I Operating Agreement");

         WHEREAS, Lightstone I is the owner of 100% of the membership interests in the Delaware limited liability companies identified on Exhibit C attached hereto (the "Lightstone I Fee Owners") which own, respectively, the shopping malls also identified on Exhibit C attached hereto (the Lightstone I Properties);

         WHEREAS, the Lightstone I Loan is secured by (i) a pledge from Lightstone I to Presidential of its membership interest in the Lightstone I Fee Owners (the "Lightstone I Pledge"), and (ii) a Guaranty made by Lichtenstein for the benefit of Presidential (the "Lightstone I Guaranty;" the Lightstone I Loan Agreement, the Lightstone I Operating Agreement, the Lightstone I Pledge and the Lightstone I Guaranty, together with all other documents, instruments and agreements which now or hereafter evidence, secure and/or guaranty the Lightstone I Loan, as the same may be amended, modified, supplemented, restated, renewed and/or replaced from time to time are hereinafter individually referred to as a "Lightstone I Loan Document" and, collectively, as the "Lightstone I Loan Documents");

         WHEREAS, simultaneous with the making of the Lightstone I Loan, Lichtenstein made a loan to PRC in the amount of $2,600,000 (the "PRC Loan");

         WHEREAS, the PRC Loan is governed by that certain Loan Agreement dated September 27, 2004 by and between PRC and Lichtenstein (the "PRC Loan Agreement");

         WHEREAS, immediately prior to making the PRC Loan, Presidential was the sole member of PRC;

         WHEREAS, simultaneous with Lichtenstein making the PRC Loan, Lichtenstein acquired a 71% interest in PRC and Lichtenstein and Presidential entered into an Amended and Restated Operating Agreement of PRC dated as of September 27, 2004 (the "PRC Operating Agreement");

         WHEREAS, PRC is the owner of 100% of the membership interests in a Delaware limited liability company listed on Exhibit D attached hereto (the "PRC Fee Owner"), which owns a shopping mall also identified on Exhibit D attached hereto (the "PRC Property");

         WHEREAS, the PRC Loan is secured by (i) a pledge of PRC's ownership interest in the PRC Fee Owner (the "PRC Pledge"), and (ii) a Guaranty made by Presidential for the benefit of Lichtenstein (the "PRC Guaranty;" the PRC Loan Agreement, the PRC Operating Agreement, the PRC Pledge and the PRC Guaranty, together with all other documents, instruments and agreements which now or hereafter evidence, secure and/or guaranty the PRC Loan, as the same may be amended, modified, supplemented, restated, renewed and/or replaced from time to time, are hereinafter individually referred to as a "PRC Loan Document" and, collectively, as the "PRC Loan Documents");

Lightstone II
-------------

         WHEREAS, on or about December 23, 2004 Presidential made a loan to Lightstone Member II LLC, a Delaware limited liability company ("Lightstone II"), in the principal amount of $7,500,000 (together with interest and any and all other sums due and owing to Presidential in connection therewith, the "Lightstone II Loan");

         WHEREAS, the Lightstone II Loan is governed by that certain Loan Agreement dated December 23, 2004 by and between Presidential and Lightstone II (the "Lightstone II Loan Agreement");

         WHEREAS, simultaneous with Presidential making the Lightstone II Loan to Lightstone II, Presidential acquired a 29% membership interest in Lightstone II;

         WHEREAS, Presidential and Liberty Gardens Associates, L.L.C., a New Jersey limited liability company ("Liberty Gardens"), as the owner of a 71% membership interest in Lightstone II, entered into a Second Amended and Restated Operating Agreement of Lightstone Member II LLC, dated January 8, 2008 (the "Lightstone II Operating Agreement");

         WHEREAS, Lichtenstein is the manager of Liberty Gardens and holds a 91.55% interest therein and the other members of Liberty Gardens are S. Lichtenstein, who holds a 7.04% interest therein, and Harold Rubin, who holds a 1.41% interest therein;

         WHEREAS, Lightstone II is the owner of 100% of the membership interests in the Delaware limited liability companies identified on Exhibit E attached hereto (the "Lightstone II Fee Owners") which own, respectively, the shopping malls also identified on Exhibit E attached hereto (the "Lightstone II Properties");

         WHEREAS, the Lightstone II Loan is secured by (i) a pledge from Lightstone II to Presidential of its membership interest in the Lightstone II Fee Owners (the "Lightstone II Pledge"), and (ii) a Guaranty made by Lichtenstein for the benefit of Presidential (the "Lightstone II Guaranty;" the Lightstone II Loan Agreement, the Lightstone II Operating Agreement, the Lightstone II Pledge and the Lightstone II Guaranty, together with all other documents, instruments and agreements which now or hereafter evidence, secure and/or guaranty the Lightstone II Loan, as the same may be amended, modified, supplemented, restated, renewed and/or replaced from time to time, are hereinafter individually referred to as a "Lightstone II Loan Document" and, collectively, as the "Lightstone II Loan Documents");

         WHEREAS, on or about June 23, 2006 Presidential made an additional loan to Lightstone II in the amount of $335,000 (and all references to the Lightstone II Loan in this Agreement hereinafter appearing shall mean and apply to the loans made by Presidential to Lightstone II in the aggregate amount of $7,835,000);

Lightstone III
--------------

         WHEREAS, on or about June 30, 2005 Presidential made a loan to Lightstone Member III, LLC, a Delaware limited liability company ("Lightstone III"), in the principal amount of $9,500,000 (together with interest and any and all other sums due and owing to Presidential in connection therewith, the "Lightstone III Loan" and, together with the Lightstone I Loan and the Lightstone II Loan, being sometimes hereinafter collectively referred to as the "Lightstone Loans," and the FWI Loan and the Lightstone Loans being sometimes hereinafter collectively referred to as the "Loans");

         WHEREAS, the Lightstone III Loan is governed by that certain Loan Agreement dated June 30, 2005 by and between Presidential and Lightstone III (the "Lightstone III Loan Agreement");

         WHEREAS, Lightstone III is governed by that certain Operating Agreement of Lightstone III, dated June 30, 2005 (the "Lightstone III Operating Agreement"), and its members consist of Lichtenstein who owns a 71% interest and Presidential which owns a 29% interest;

         WHEREAS, Lightstone III is the owner of 100% of the membership interests in Macon Burlington Owner, LLC ("Macon Burlington"), a Delaware limited liability company which is the sole owner of the Delaware limited liability companies identified in Exhibit F attached hereto (the "Lightstone III Fee Owners") which own, respectively, the shopping malls also identified in Exhibit F attached hereto (the "Lightstone III Properties" and, together with the Lightstone I Properties and the Lightstone II Properties, the "Lightstone Properties");

         WHEREAS, the Lightstone III Loan is secured by (i) a pledge from Lightstone III to Presidential of its membership interest in Macon Burlington (the "Lightstone III Pledge"), and (ii) a Guaranty made by Lichtenstein for the benefit of Presidential (the "Lightstone III Guaranty;" the Lightstone III Loan Agreement, the Lightstone III Operating Agreement, the Lightstone III Pledge and the Lightstone III Guaranty, together with all other documents, instruments and agreements which now or hereafter evidence, secure and/or guaranty the Lightstone III Loan, as the same may be amended, modified, supplemented, restated, renewed and/or replaced from time to time, are hereinafter individually referred to as a "Lightstone III Loan Document" and, collectively, as the "Lightstone III Loan Documents"; the FWI Loan Documents, the Lightstone I Loan Documents, the Lightstone II Loan Documents and the Lightstone III Loan Documents being sometimes hereinafter collectively referred to as the "Loan Documents");

IATG
----

         WHEREAS, IATG Puerto Rico, LLC ("IATG" and, together with the FW Fee Owners and the Lightstone II Fee Owners, being sometimes hereinafter collectively referred to as the "Property Owners" and each of the Property Owners being sometimes hereinafter individually referred to as a "Property Owner") is a Delaware limited liability company and the owner of certain real property located in the Commonwealth of Puerto Rico, a United States Territory, more particularly described in Exhibit G attached hereto (the "IATG Property" and, together with the FW Properties and the Lightstone II Properties, being sometimes hereinafter collectively referred to as the "Properties" and each of the Properties being sometimes hereinafter individually referred to as a "Property");

         WHEREAS, the members of IATG consist of (i) IATG Manager, LLC, a Delaware limited liability company which is its managing member and owns a 1% interest therein ("IATG Manager"); (ii) Lichtenstein, who owns a 98% interest therein; and (iii) Lewis Gelbman, who owns a 1% interest therein ("Gelbman");

         WHEREAS, Lichtenstein is the managing member of IATG Manager and the holder of a 99% interest therein;

         WHEREAS, S. Lichtenstein owns a 1% membership interest in IATG Manager;

Asserted Claims

         WHEREAS, the parties acknowledge that Lightstone I is in default of its obligations under the Lightstone I Loan, Lightstone II is in default of its obligations under the Lightstone II Loan, and Lightstone III is in default of its obligations under the Lightstone III Loan;

         WHEREAS, the parties further acknowledge that the Lightstone I Fee Owners (other than West Manchester Mall LLC) and the PRC Fee Owner are in default of their obligations under the first mortgage loan encumbering the Lightstone I Properties (other than the West Manchester Mall) and the PRC Property, and the Lightstone III Fee Owners are in default of their obligations under the first mortgage loan encumbering the Lightstone III Properties;

         WHEREAS, the parties further acknowledge that (i) the holder of the first mortgage encumbering the Lightstone I Properties (other than the West Manchester Mall) and the PRC Property and the holder of the first mortgage encumbering the Lightstone III Properties, respectively, have commenced steps to foreclose their mortgages and/or acquire title to the Lightstone I Properties (other than the West Manchester Mall) and the PRC Property and the Lightstone III Properties, respectively, and (ii) the West Manchester Mall does not provide cash flow sufficient to pay the Lightstone I Loan, and, based thereon, neither Lightstone I nor Lightstone III has sources of income (nor does either have any other assets) with which it can pay the Lightstone I Loan and the Lightstone III Loan, respectively;

         WHEREAS, based on the aforesaid defaults with respect to the Lightstone Loans, Presidential has asserted various claims against Lichtenstein personally with respect to the Lightstone I Guaranty, the Lightstone II Guaranty, the Lightstone III Guaranty and with respect to his obligations under the Lightstone I Operating Agreement, the Lightstone II Operating Agreement, and the Lightstone III Operating Agreement (the "Asserted Claims");

         WHEREAS, Lichtenstein has disputed the Asserted Claims; and

         WHEREAS, the parties hereto desire to settle the Asserted Claims on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                            INCORPORATION/LOAN STATUS
                            -------------------------

         1.01 Incorporation. The recitals to this Agreement are fully incorporated herein by this reference thereto with the same force and effect as though restated herein.

         1.02 Loan Status. The Lichtenstein Parties acknowledge and agree that the Lightstone Loans are all in default and there is now due and owing with respect to the Loans the following:

              (i) FWI Loan - $2,074,994.00 in principal plus interest from February 1, 2009;
              (ii) Lightstone I Loan - $8,600,000.00 in principal plus interest from October 1, 2008;
              (iii) Lightstone II Loan - $7,835,000.00 in principal plus interest from January 1, 2009; and
              (iv) Lightstone III Loan - $9,500,000.00 in principal plus interest from January 1, 2008;

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE PARTIES
                  ---------------------------------------------

         2.01     Representations and Warranties of the Lichtenstein Parties.
                  ----------------------------------------------------------
The Lichtenstein Parties do hereby represent and warrant to the Presidential Parties as follows:

                  (a) Loan Documents. The Loan Documents, as modified by the Settlement Documents (as hereinafter defined), to which each, respectively, is a party, are its valid and binding obligations and are enforceable by Presidential, in accordance with their respective terms; there are no defenses, offsets or counterclaims against enforcement of said documents; and none of the Lichtenstein Parties has any claim against Presidential with respect to the Loan Documents, as modified by the Settlement Documents.

                  (b) Organization and Authority. Each of the Lichtenstein Parties which is an entity is duly formed, organized, validly existing and in good standing under the laws of New Jersey or Delaware, as the case may be. As of the date of this Agreement and at all times hereafter, the Lichtenstein Parties have and will continue to have the capacity, right, power and authority to execute this Agreement and to perform their respective obligations hereunder and to consummate the transactions described herein or contemplated hereby including, without limitation, the execution and delivery of all the Settlement Documents (as hereinafter defined) and the performance of their respective obligations thereunder. The FWII Fee Owners are each governed in accordance with a Limited Liability Company Agreement dated July 10, 2003, IATG is governed by a Limited Liability Company Agreement dated October 3, 2003, IATG Manager, LLC is governed by an Operating Agreement dated October 3, 2003, The DWL 2003 Family Trust is governed by a Trust Agreement dated May 5, 2003, and Lightstone FW Investment is governed by an Amended and Restated Operating Agreement dated July 1, 2003, true, correct and complete copies of each of which have been provided to Presidential and the same have not been modified or amended. The organizational documents of each of the other Lichtenstein Parties which is an entity have not been modified since the closing of the FWI Loan, the Lightstone I Loan, the Lightstone II Loan, or the Lightstone III Loan, as the case may be, in which each was involved, except for the Lightstone II Operating Agreement and except that subsequent to the closing of the FWI Loan, Lichtenstein assigned to
S. Lichtenstein the 1% interest in JJFW which she now owns.

                  (c) Compliance. The execution, delivery and performance of this Agreement and the Settlement Documents by each Lichtenstein Party and the consummation of the transactions hereby and thereby contemplated will not conflict with any law, statute or regulation to which each is subject or any judgment, license, order or permit applicable to each Lichtenstein Party or the Properties; no consent, approval, authorization or order of any court, governmental authority or other person is required in connection with the execution, delivery or performance by them of this Agreement or the Settlement Documents.

                  (d) Bankruptcy. None of the Lichtenstein Parties is the subject of or a party to any completed or pending bankruptcy, reorganization or insolvency proceeding pursuant to Title 11, United States Code, or any similar state or federal law, and has not filed an answer or otherwise admitted in writing insolvency or inability to pay its or his debts or made an assignment for the benefit of creditors nor consented to any appointment of a receiver or trustee of all or a part of its or his property, except that Lightstone I, Lightstone II and Lightstone III have acknowledged that they are unable to pay the Lightstone Loans, the Lightstone I Fee Owners (other than West Manchester Mall LLC) and the Lightstone III Fee Owners have acknowledged that they are unable to pay the first mortgages encumbering the Lightstone I Properties (other than the West Manchester Mall) and the Lightstone III Properties, respectively, and have not contested the appointment of a receiver or trustee of all or a part of their respective properties (other than the West Manchester Mall), and Macon Burlington has acknowledged that it is unable to pay a mezzanine loan (the "Macon Burlington Mezz Loan") made to it by Wachovia Bank, National Association ("Wachovia"). None of them is entering into this Agreement or any of the Settlement Documents or undertaking any of the arrangements or transactions contemplated hereby or thereby with actual intent to delay, hinder or defraud either present or future creditors. Lichtenstein hereby further represents and warrants that as of the date hereof, at a fair valuation, the sum of his debts is not greater than the present fair value of his assets.

                  (e) Judgments. None of them is the subject of any judgment in excess of $250,000 which is unsatisfied of record or docketed in any court of any state of which any of the Properties is located or in any other court located in the United States or the Commonwealth of Puerto Rico, other than any judgment which is bonded or covered by insurance.

                  (f) Title to Property/Encumbrances. Other than tenant leases made in the ordinary course of business, they are not aware of any unrecorded mortgages, unrecorded security interests, unrecorded liens, unrecorded assessments, unrecorded claims or unrecorded encumbrances with respect to the Properties.

                  (g) Compliance With Laws; Hazardous Materials. To the best of their knowledge, they have received no notice that the location, existence and use of the Properties is not in compliance with all applicable laws, rules, ordinances and regulations including, without limitation, building, fire, safety, zoning, health and environmental rules and regulations. To the best of their knowledge, the Properties comply with all local, state and federal environmental laws and they are unaware of the existence on, in, about or under the Properties of Hazardous Material (as hereinafter defined). As used in this Agreement, "Hazardous Material" means any hazardous or toxic material, substance or waste which is defined by those or similar terms or is regulated as such under any statute, law, ordinance, rule or regulation of any local, state or federal authority having jurisdiction over the Properties or its use including, but not limited to, any material, substance or waste which is: (a) defined as a hazardous substance under Section 311 of the Federal Water Pollution Control Act (33 U.S.C. ss.1317), as amended; (b) defined as a hazardous waste under Section 1004 of the Resource Conservation and Recovery Act (42 U.S.C. ss.6901 et. seq.), as amended; or (c) defined as a hazardous waste substance under Section 101 of the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. ss.9601 et. seq.), as amended. They have no knowledge of any release or threatened release of any Hazardous Material, pollutant or contaminant on the Properties; other than the existence of asbestos at the FW Properties, they have no knowledge of the existence of any Hazardous Material located on the Properties; they have not generated, stored, handled, used or disposed of any Hazardous Material on the Properties; they have not received any oral or written notice of any environmental, nuisance or injury claims against them from any governmental or private entity relating in any way to the use of the Properties; and to the best of their knowledge they have complied with all environmental laws and regulations applicable to the Properties.

                  (h) Absence of Litigation. Other than the Asserted Claims, the aforesaid claims made by the holders of the mortgages encumbering the Lightstone I Properties (other than the West Manchester Mall) and the Lightstone III Properties, claims made by Wachovia with respect to the aforesaid mezzanine loan which it made to Macon Burlington, matters covered by insurance, and the matters described in Exhibit G-1 attached hereto, they have not received written notice of, nor is there, any pending or, to the best of their knowledge, threatened, investigation, litigation or administrative proceeding involving them or the Properties or the ownership, leasing, operation, management, use or maintenance thereof.

                  (i) Outstanding Obligations. Other than as described in this Agreement (and, in particular, in Section 5.03 hereof), to the best of their knowledge, there are no unpaid sums in excess of $25,000 that are due and owning under any law, lease, license or permit or any service, energy, utility or other agreement relating to the Properties, except for (i) unpaid real estate taxes at the IATG Property in the approximate amount of $2,800,000.00, which unpaid taxes are being contested, and (ii) operating expenses payable in the ordinary course of business (and which are not outstanding more than sixty (60) days).

                  (j) Arms Length Transaction. They have agreed to the provisions of this Agreement in lieu of Presidential pursuing the Asserted Claims. Throughout the negotiation, preparation and execution of this Agreement they have been represented by competent legal counsel of their own choosing. This Agreement was entered into out of their free-will pursuant to arms-length negotiations and they believe this Agreement is fair. Presidential has not taken advantage of them by threats, intimidation, overreaching, unconscionable conduct or otherwise and they are proceeding in this transaction as volunteers in what they perceive to be their own best interest.

                  (k) Insurance Requirements. As of the date hereof, they have not received (and have no knowledge of) any notice or request from any insurance company or Board of Fire Underwriters (or organization exercising functions similar thereto) requesting the performance of any material work or alteration in respect of the Properties.

                  (l) Third Party Rights. No person, firm or entity, has any rights in or right to acquire the Properties or any part thereof including, but not limited to, a right of first refusal to acquire the Properties or any part thereof, other than the holders of the aforesaid first mortgages encumbering the Properties.

                  (m) Recitals. The statements set forth in the Recitals to this Agreement are true and correct in all material respects with respect to the Lichtenstein Parties.

         2.02     Representations and Warranties of the Presidential Parties.
                  ----------------------------------------------------------
The Presidential Parties do hereby represent and warrant to the Lichtenstein Parties as follows:

                  (a) Organization and Authority. Each is duly formed, organized, validly existing and in good standing under the laws of Delaware. As of the date of this Agreement and at all times hereafter, each has and will continue to have the capacity, right, power and authority to execute this Agreement and perform its obligations hereunder and to consummate the transactions described herein or contemplated hereby, including, without limitation, the execution and delivery of all the Settlement Documents and the performance of its obligations thereunder.

                  (b) Compliance. The execution, delivery and performance of this Agreement and the Settlement Documents by each and the consummation of the transactions hereby and thereby contemplated will not conflict with any law, statute or regulation to which each is subject or any judgment, license, order or permit applicable to each; no consent, approval, authorization or order of any court, governmental authority or other person is required in connection with the execution, delivery or performance by each of this Agreement or the Settlement Documents.

                  (c) Arms Length Transaction. Each has agreed to the provisions of this Agreement in lieu of the exercise of its remedies pursuant to the Loan Documents. Throughout the negotiation, preparation and execution of this Agreement each has been represented by competent legal counsel of its own choosing. This Agreement was entered into by each out of its free-will pursuant to arms-length negotiations and each believes this Agreement is fair. Each has not been taken advantage of by the Lichtenstein Parties by threats, intimidation, overreaching, unconscionable conduct or otherwise and each is proceeding in this transaction as a volunteer in what it perceives to be its own best interest.

                  (d) Recitals. The statements set forth in the Recitals to this Agreement are true and correct in all material respects with respect to each of the Presidential Parties.

         2.03 Survival. Each Representation and warranty set forth herein shall survive the delivery of the Settlement Documents provided that those representations set forth in paragraphs (g), (h), (i) and (k) of Section 2.01, with respect to the FW Properties, shall survive the delivery of Settlement Documents for a period of one (1) year only.

                                   ARTICLE III
                      ASSUMPTION OF INDEBTEDNESS/DELIVERIES
                      -------------------------------------

         In consideration of the releases and loan modifications provided for herein (which the parties agree provides a tangible benefit to Lichtenstein), agreed to by Presidential (subject in all respects to Article IV of this Agreement) and hereinafter described, simultaneously with the execution and delivery of this Agreement, the Lightstone Parties shall pay, assume liability for, and make the deliveries hereinafter described, which, in the case of documents to which any of the Presidential Parties is a party, shall be countersigned by the Presidential Parties involved (the documents delivered by one or more of the Lightstone Parties and/or the Presidential Parties pursuant to this Agreement being sometimes collectively referred to as the "Settlement Documents").

         3.01 Presidential's Costs and Expenses. Upon the execution of this Agreement, Lichtenstein has paid to Presidential, by wire transfer to an account designated by Presidential, the sum of $250,000, which amount represents the estimated cost to Presidential for legal and accounting fees and due diligence expenses in negotiating, drafting and carrying out the terms of this Agreement.

         3.02 $750,000 Note. Upon the execution of this Agreement, Lichtenstein has executed and delivered to Presidential a $750,000 promissory note, substantially in the form annexed hereto and made a part hereof as Exhibit H (the "$750,000 Note"). As security for the payment of the $750,000 Note, Lichtenstein has simultaneously herewith executed and delivered to Presidential a Pledge and Security Agreement (IATG), substantially in the form annexed hereto and made a part hereof as Exhibit I, collaterally assigning to Presidential a 25% interest in IATG (the "$750,000 Pledge") and, in connection with the $750,000 Pledge, IATG and Presidential have executed an agreement substantially in the form annexed hereto as Exhibit I-1 (the "IATG $750,000 Omnibus Agreement"). (The 25% interest in IATG being pledged herein, together with the remaining 23% interest in IATG held by Lichtenstein and the 1% interest in IATG held by IATG Manager, also serve as collateral security for certain obligations of Lichtenstein to Presidential more particularly described in Section 3.05 of this Agreement and are subject to an option in favor of Pres IATG (as hereinafter defined) as more particularly described in Section 3.04 of this Agreement. Said aggregate 48% interest in IATG constitutes all of Lichtenstein's interest in IATG remaining after transferring to Presidential a 50% membership interest in IATG in accordance with Section 3.04 of this Agreement (other than the beneficial interest in IATG held by Lichtenstein as the 99% member of IATG Manager, the managing member of IATG and the owner of a 1% interest therein)).

         3.03 Assumption of Indebtedness/FWI and FWII Properties. In accordance with the terms and conditions of the documents hereinafter described, including but not limited to the non-recourse provisions of both the Assumed Indebtedness Note (as hereinafter defined) and the Consolidated Indebtedness Note (as hereinafter defined), (i) JJFW, Lightstone FW Realty Partners, Lightstone FW Manager, FW Realty Advisors, Lichtenstein, S. Lichtenstein, and the DWL 2003 Family Trust (collectively, the "Consolidated Indebtedness Obligors") shall jointly and severally assume liability (x) in substitution for Lightstone I, for the first $5,000,003 of the principal amount of the Lightstone I Loan (the "Lightstone I Assumed Indebtedness"), and (y) in substitution for Lightstone III, for the first $5,000,003 of the principal amount of the Lightstone III Loan (the "Lightstone III Assumed Indebtedness" and, together with the Lightstone I Assumed Indebtedness, the "Assumed Indebtedness"); (ii) Lightstone FW Realty Partners, Lightstone FW Manager, FW Realty Advisors, Lichtenstein, S. Lichtenstein and The DWL 2003 Family Trust shall assume liability, with JJFW, for all sums remaining due and owing under the FWI Loan; (iii) the Assumed Indebtedness and the amount outstanding with respect to the FWI Loan shall be consolidated into a single indebtedness of $12,075,000 and, as so consolidated, the terms thereof shall be modified (said consolidated indebtedness of $12,075,000, as so modified, being hereinafter referred to as the "Consolidated Indebtedness"); (iv) in order to facilitate and secure the payment of the Consolidated Indebtedness, the Consolidated Indebtedness Obligors are assigning to Presidential their right to exercise control of and receive distributions from any and all Lichtenstein Parties having an interest, directly or indirectly, in the FWI Properties and/or the FWII Properties and otherwise pledging all of their right, title and interest in such parties; and (v) Lichtenstein shall guaranty certain limited obligations of the Consolidated Indebtedness Obligors pursuant to the Limited Recourse Guaranty referred to in subsection 18 of this Section 3.03 below. In connection therewith, certain of the Lichtenstein Parties, and where required, Presidential (subject in all respects to Article IV of this Agreement), shall simultaneously herewith execute and/or deliver the following documents (all of even date herewith unless otherwise indicted):

                  1. A Promissory Note in the principal amount of $10,000,006, from the Consolidated Indebtedness Obligors to Presidential, substantially in the form annexed hereto and made a part hereof as Exhibit J (the "Assumed Indebtedness Note");

                  2. An Assumption, Consolidation and Note Modification Agreement by and between the Consolidated Indebtedness Obligors and Presidential, substantially in the form annexed hereto and made a part hereof as Exhibit K (the "Assumption, Consolidation, Modification Agreement");

                  3. A Consolidated Promissory Note in the amount of the Consolidated Indebtedness, from the Consolidated Indebtedness Obligors to Presidential, substantially in the form annexed hereto and made a part hereof as Exhibit L (the "Consolidated Indebtedness Note");

                  4. An Assignment, Security and Pledge Agreement (Lightstone FW Manager), by and between Lichtenstein, S. Lichtenstein and Presidential, substantially in the form annexed hereto and made a part hereof as Exhibit M (the "Lichtenstein - Lightstone FW Manager Pledge");

                  5. An Agreement between Lightstone FW Manager and Presidential, substantially in the form annexed hereto and made a part hereof as Exhibit N (the "Lightstone FW Manager Omnibus Agreement");

                  6. An Amended and Restated Assignment, Security and Pledge Agreement (Lightstone FW Realty Partners), by and between Lichtenstein and Presidential, substantially in the form annexed hereto and made a part hereof as Exhibit O (the "Lichtenstein - Lightstone FW Realty Partners Amended Pledge");

                  7. An Agreement between Lightstone FW Realty Partners and Presidential, substantially in the form annexed hereto and made a part hereof as Exhibit P (the "Lightstone FW Realty Partners Restated Omnibus Agreement");

                  8. An Assignment, Security and Pledge Agreement (FW Realty Advisors), by and between Lichtenstein, S. Lichtenstein and Presidential, substantially in the form annexed hereto and made a part hereof as Exhibit Q (the "Lichtenstein - FW Realty Advisors Pledge");

                  9. An Agreement between FW Realty Advisors and Presidential, substantially in the form annexed hereto and made a part hereof as Exhibit R (the "FW Realty Advisors Omnibus Agreement");

                  10. An Assignment, Security and Pledge Agreement (Lightstone FW Investment), by and between Lichtenstein and the DWL 2003 Family Trust and Presidential, substantially in the form annexed hereto and made a part hereof as Exhibit S (the "Lichtenstein/2003 Trust - Lightstone FW Investment Pledge");

                  11. An Agreement between Lightstone FW Investment and Presidential substantially in the form annexed hereto and made a part hereof as Exhibit T (the "Lightstone FW Investment Omnibus Agreement");

                  12. An Assignment, Security and Pledge Agreement, by and between Lightstone FW Manager and Presidential, substantially in the form annexed hereto and made a part hereof as Exhibit U (the "Lightstone FW Manager Pledge");

                  13. An Agreement between the FW Fee Owners and Presidential substantially in the form annexed hereto and made a part hereof as Exhibit V (the "FW Fee Owners Omnibus Agreement");

                  14. An Assignment, Security and Pledge Agreement, by and between Lightstone FW Realty Partners and Presidential, substantially in the form annexed hereto and made a part hereof as Exhibit W (the "Lightstone FW Realty Partners Pledge");

                  15. An Agreement between the FWI Fee Owners and Presidential substantially in the form annexed hereto and made a part hereof as Exhibit X (the "FWI Fee Owner Omnibus Agreement");

                  16. An Assignment, Security and Pledge Agreement, by and between FW Realty Advisors and Presidential, substantially in the form annexed hereto and made a part hereof as Exhibit Y (the "FW Realty Advisors Pledge");

                  17. An Agreement between Lightstone FW Realty Partners and Presidential substantially in the form annexed hereto and made a part hereof as Exhibit Z (the "Lightstone FW Realty Partners Omnibus Agreement");

                  18. A Limited Recourse Guaranty from Lichtenstein to Presidential, substantially in the form annexed hereto and made a part hereof as Exhibit AA (the "Consolidated Indebtedness Limited Recourse Guaranty");

                  19. Subject in all respects to Article IV of this Agreement, a Termination of the FWI Loan Agreement by and between Presidential and JJFW, substantially in the form annexed hereto and made a part hereof as Exhibit BB (the "FWI Loan Termination Agreement");

                  20. Subject in all respects to Article IV of this Agreement, a Termination of the FWI Guaranties, substantially in the form annexed hereto and made a part hereof as Exhibit CC (the "Termination of the FWI Guaranties");

                  21. An Amended and Restated Environmental Indemnity Agreement with respect to the FW Properties, substantially in the form annexed hereto and made a part hereof as Exhibit DD (the "Amended and Restated Environmental Indemnity Agreement");

                  22. The Lightstone I Partial Release from Presidential (as hereinafter defined); and

                  23. The Lightstone III Partial Release from Presidential (as hereinafter defined).

         3.04     IATG.

                  (a) Lichtenstein shall assign to Pres IATG, a wholly owned subsidiary of Presidential, ownership of a 50% membership interest in IATG, pursuant to an Assignment and Assumption of Membership Interest (IATG Puerto Rico, LLC) substantially in the form annexed hereto and made a part hereof as Exhibit FF (the "IATG Assignment"). In addition, IATG Manager, Pres IATG, Lichtenstein and Gelbman shall execute and deliver an Amended and Restated Operating Agreement of IATG, substantially in the form annexed hereto and made a part hereof as Exhibit GG (the "Amended and Restated IATG Operating Agreement"), pursuant to which, among other things, (i) the consent of Pres IATG will be required for the sale, refinancing or lease of the IATG Property; (ii) Pres IATG has been granted a certain priority with respect to the distribution of net proceeds of a capital transaction by IATG; (iii) IATG Manager has agreed to advance any additional capital which IATG may need to carry on the business of IATG, excluding costs associated with tenant fit-up or leasing commissions; and
(iv) in the event IATG Manager fails to make such advances, Pres IATG shall have the option to acquire (x) the ownership interest of IATG Manager in IATG, and
(y) the then ownership interests in IATG held by Lichtenstein (remaining after said ownership interests held by Lichtenstein have been transferred in accordance with the $750,000 Pledge and/or the $500,000 Lightstone II - IATG Pledge (Lichtenstein) (as hereinafter defined)) for $50 for each one (1%) percent interest in IATG held by IATG Manager or Lichtenstein, as the case may be, and purchased by Pres IATG. Further, IATG, IATG Manager and Lichtenstein shall execute and deliver for the benefit of Presidential, Pres IATG and Gelbman, an Environmental Indemnity Agreement in substantially the form attached hereto as Exhibit HH (the "IATG Environmental Indemnity Agreement").

                  (b) Notwithstanding anything in this Agreement to the contrary, the parties recognize that IATG Manager has no interest in remaining as the manager of IATG, holding a 1% interest in IATG, if the remaining 99% of the membership interests are held by Presidential, Pres IATG, Gelbman, and/or their respective affiliates or successors. Accordingly, if Presidential forecloses on the Lightstone II - IATG Pledge (Lichtenstein) (as hereinafter defined) it shall simultaneously foreclose on the Lightstone II - IATG Pledge (IATG Manager) (as hereinafter defined) and, if Presidential exercises the option described in paragraph (a) above with respect to only one of Lichtenstein or IATG Manager (but not the other), it shall also be deemed to have exercised said option with respect to the other.

         3.05 Lightstone II Loan. Except as specifically set forth below, the terms and conditions of the Lightstone II Loan, and the respective obligations of the Lightstone Parties with respect thereto, shall remain unmodified and in full force and effect. Notwithstanding the foregoing, Lightstone and Presidential have executed and delivered the following documents either (i) modifying certain of such obligations, and/or (ii) as security for such modified obligations:

                  1. Subject in all respects to Article IV of this Agreement, a First Modification to Loan Agreement and Operating Agreement, which principally modifies the Lightstone II Loan Agreement and the Lightstone II Operating Agreement with respect to (i) the manner in which the net proceeds of a capital event shall be distributed, and (ii) certain of Presidential's rights upon the occurrence of a default under the Lightstone II Loan Agreement, substantially in the form annexed hereto and made a part hereof as Exhibit II (the "Lightstone II Loan/Operating Agreement Modification Agreement");

                  2. Subject in all respects to Article IV of this Agreement, an Amended and Restated Guaranty, which modifies and restates Lichtenstein's personal obligations under the Lightstone II Guaranty, substantially in the form annexed hereto and made a part hereof as Exhibit JJ (the "Lightstone II Restated Guaranty");

                  3. An Amended and Restated Promissory Note made by Lightstone II to the order of Presidential in the original principal amount of $7,835,000.00, substantially in the form annexed hereto and made a part hereof as Exhibit KK (the "Lightstone II Amended Note");

                  4. A Modification and Reaffirmation of Security and Pledge Agreement between Presidential and Lightstone II, substantially in the form annexed hereto and made a part hereof as Exhibit LL (the "Lightstone II Amended Pledge Agreement");

                  5. An Agreement between Shawnee Mall LLC and Presidential, substantially in the form annexed hereto and made a part hereof as Exhibit MM (the "Shawnee Reaffirmed Omnibus Agreement");

                  6. An Agreement between Brazos Outlets Center LLC and Presidential, substantially in the form annexed hereto and made a part hereof as Exhibit NN (the "Brazos Reaffirmed Omnibus Agreement");

                  7. A Modification and Reaffirmation of Environmental Indemnity Agreement between Presidential, Lichtenstein, Brazos Outlets Center LLC, Shawnee Mall LLC and Lightstone II, substantially in the form annexed hereto and made a part hereof as Exhibit OO (the "Lightstone II Amended Environmental Indemnity");

                  8. A Pledge and Security Agreement (Lightstone Loan II -
IATG), in which Lichtenstein grants to Presidential a security interest in his then membership interest in IATG (as the same may have been reduced based upon either (i) a transfer to Pres IATG in accordance with the option described in
Section 3.04 of this Agreement, or (ii) a transfer thereof in accordance with the $750,000 Pledge Agreement ) as security for certain obligations of Lichtenstein under the Lightstone II Restated Guaranty, pertaining to $500,000 of the amount due and owing under the Lightstone II Loan, substantially in the form annexed hereto and made a part hereof as Exhibit PP (the "$500,000 Lightstone II - IATG Pledge (Lichtenstein)") and, in connection therewith, IATG and Presidential have executed an agreement substantially in the form annexed hereto as Exhibit PP-1 (the "IATG (Lichtenstein) $500,000 Omnibus Agreement"). The $750,000 Pledge and the $500,000 Lightstone II - IATG Pledge (Lichtenstein) are coordinate in priority. If the collateral subject to the $750,000 Pledge is realized upon prior to the collateral subject to the $500,000 Lightstone II - IATG Pledge (Lichtenstein) being realized upon, then the $500,000 Lightstone II
- IATG Pledge (Lichtenstein) will cover Lichtenstein's remaining 23% interest in IATG. Likewise, if the collateral subject to the $500,000 Lightstone II - IATG Pledge is realized upon prior to the collateral subject to the $750,000 Pledge being realized upon, the $750,000 Pledge will no longer encumber any collateral.;

                  9. A Pledge and Security Agreement (Lightstone II - IATG (IATG Manager), in which IATG Manager grants to Presidential a security interest in its membership interest in IATG as security for the obligations of Lichtenstein under the Lightstone II Restated Guaranty, pertaining to $500,000 of the amount due and owing under the Lightstone II Loan, substantially in the form annexed hereto and made a part hereof as Exhibit PP-2 (the "$500,000 Lightstone II - IATG Pledge (IATG Manager)") and, in connection therewith, IATG and Presidential have executed an agreement substantially in the form annexed hereto as Exhibit PP-3 (the "IATG (IATG Manager) $500,000 Omnibus Agreement").

                  10. Subject in all respects to Article IV of this Agreement, a Partial Release (Lightstone II Limited Recourse Guaranty) from Presidential, releasing Lichtenstein from certain previous defaults by Lichtenstein under the Lightstone II Limited Recourse Guaranty and/or under the Lightstone II Operating Agreement, substantially in the form annexed hereto and made a part hereof as Exhibit QQ (the "Lightstone II Partial Release of Guaranty"); and

                  11. A Release from Lichtenstein and Lightstone II of all prior obligations of Presidential under the Lightstone II Loan Agreement and the Lightstone II Operating Agreement, substantially in the form annexed hereto and made a part hereof as Exhibit RR (the "Lightstone II Release From
Lichtenstein").

         3.06 Lightstone I Loan. Subject in all respects to Article IV of this Agreement, Presidential shall (i) release Lightstone I from any and all further liability with respect to the Lightstone I Assumed Indebtedness, (ii) subject in all respects to Article IV of this Agreement, release from the Lightstone I Pledge the ownership interests in West Manchester Mall LLC, (iii) terminate the Lightstone I Guaranty, and (iv) assign to Lichtenstein Presidential's interest in Lightstone I. In connection therewith Presidential, Lightstone I and/or Lichtenstein shall execute and deliver:

                  1. Subject in all respects to Article IV of this Agreement, a Release from Presidential, releasing Lightstone I and Lichtenstein, respectively, from any and all liability under the Lightstone I Loan Agreement, the Lightstone I Operating Agreement, the Lightstone I Pledge or otherwise with respect to the Lightstone I Loan, to the extent of the Lightstone I Assumed Indebtedness and with respect to certain of the Asserted Claims, substantially in the form annexed hereto and made a part hereof as Exhibit SS (the "Lightstone I Partial Release from Presidential");

                  2. Subject in all respects to Article IV of this Agreement, a Release from Presidential of the ownership interests in West Manchester Mall LLC from the Lightstone I Pledge substantially in the form attached hereto as Exhibit SS-1 (the "West Manchester Pledge Partial Release from Presidential"), together with an amendment, substantially in the form attached hereto as Exhibit SS-2, to the UCC filed to perfect the Lightstone I Pledge (the "West Manchester UCC Amendment from Presidential);

                  3. A Release from Lichtenstein and Lightstone I, releasing Presidential from any and all liability with respect to the Lightstone I Loan Agreement, the Lightstone I Operating Agreement, or otherwise with respect to the Lightstone I Loan, substantially in the form annexed hereto and made a part hereof as Exhibit TT (the "Lightstone I Release from Lichtenstein");

                  4. Subject in all respects to Article IV of this Agreement, an Assignment by Presidential of its ownership interests in Lightstone I to Lichtenstein, substantially in the form attached hereto and made a part hereof as Exhibit SS-3 (the "Lightstone I Assignment");

                  5. A consent by Presidential, substantially in the form annexed hereto and made a part hereof as Exhibit SS-4 (the "Lightstone I Consent To Resolution of Senior Loan From Presidential") to the holder of the first mortgage encumbering the Lightstone I Properties (other than the West Manchester
Mall) taking certain actions with respect to its loan; and

                  6. Subject in all respects to Article IV of this Agreement, a release and termination of the Lightstone I Guaranty, substantially in the form annexed hereto and made a part hereof as Exhibit UU (the "Lightstone I Guaranty Release and Termination").

         3.07 PRC Loan. Lichtenstein and Presidential shall release each other from any and all further liability with respect to the PRC Loan and terminate the PRC Guaranty. In connection therewith PRC, Presidential and/or Lichtenstein shall execute and deliver:

                  1. A Release/Termination from Lichtenstein and PRC releasing Presidential from any and all liability under the PRC Loan Agreement, the PRC Guaranty, the PRC Operating Agreement, or otherwise with respect to the PRC Loan and terminating the PRC Guaranty, substantially in the form annexed hereto and made a part hereof as Exhibit VV (the "Presidential Release from Lichtenstein and PRC");

                  2. Subject in all respects to Article IV of this Agreement, a Release from PRC and Presidential, releasing Lichtenstein from any and all liability with respect to the PRC Loan Agreement, the PRC Operating Agreement or otherwise with respect to the PRC Loan, substantially in the form annexed hereto and made a part hereof as Exhibit WW (the "PRC Release from Presidential"); and

                  3. Subject in all respects to Article IV of this Agreement, an assignment by Presidential of its ownership interests in PRC to Lichtenstein, substantially in the form attached hereto as Exhibit XX-1 (the "PRC Assignment").

         3.08 Lightstone III Loan. Subject in all respects to Article IV of this Agreement, Presidential shall release Lightstone III from any and all further liability with respect to the Lightstone III Assumed Indebtedness. In connection therewith Presidential, Lightstone III and/or Lichtenstein shall execute and deliver:

                  1. Subject in all respects to Article IV of this Agreement, a Release from Presidential, releasing Lightstone III and Lichtenstein, respectively, from any and all liability under the Lightstone III Loan Agreement, the Lightstone III Operating Agreement, the Lightstone III Pledge, or otherwise with respect to the Lightstone III Loan to the extent of the Lightstone III Assumed Indebtedness and with respect to certain of the Asserted Claims, substantially in the form annexed hereto and made a part hereof as Exhibit YY (the "Lightstone III Partial Release from Presidential");

                  2. A Release from Lichtenstein and Lightstone III, releasing Presidential from any and all liability with respect to the Lightstone III Loan Agreement, the Lightstone III Operating Agreement, or otherwise with respect to the Lightstone III Loan, substantially in the form annexed hereto and made a part hereof as Exhibit ZZ (the "Lightstone III Release from Lichtenstein");

                  3. A consent by Presidential, substantially in the form annexed hereto and made a part hereof as Exhibit ZZ-1 (the "Lightstone III Consent to Resolution of Senior Loans From Presidential"), to the holder of the first mortgage encumbering the Lightstone III Properties and the successor to Wachovia with respect to the Macon Burlington Mezz Loan taking certain actions with respect to their respective loans;

                  4. Subject in all respects to Article IV of this Agreement, a release and termination of the Lightstone III Guaranty from Presidential, substantially in the form annexed hereto and made a part hereof as Exhibit AAA (the "Lightstone III Guaranty Release and Termination"); and

                  5. Subject in all respects to Article IV of this Agreement, an Assignment by Presidential of its ownership interests in Lightstone III to Lichtenstein, substantially in the form attached hereto and made a part hereof as Exhibit AAA-1 (the "Lightstone III Assignment").

         3.09 All Other Matters. In order to resolve all other possible claims which Presidential or Lichtenstein may have against each other relating to any matter other than those matters referred to in this Settlement Agreement, Presidential shall deliver to Lichtenstein a release substantially in the form attached hereto as Exhibit BBB (the "Other Matters Release From Presidential") and Lichtenstein shall deliver to Presidential a release substantially in the form annexed hereto as Exhibit CCC (the "Other Matters Release From Lichtenstein").

                                   ARTICLE IV
     CONDITIONS PRECEDENT TO FULL EFFECTIVENESS OF PRESIDENTIAL RELEASES; REINSTATEMENT AND REVIVAL OF PRESIDENTIAL'S RIGHTS AND REMEDIES AGAINST LICHTENSTEIN AND THE LICHTENSTEIN PARTIES
     -----------------------------------------------------------------------

         4.01 Conditions Precedent to Effectiveness. The releases of claims, causes of action, damages, liabilities or demands, whether in law or in equity, against Lichtenstein or any of the Lichtenstein Parties provided for under this Agreement shall be of no force and effect until the date that is ninety-one (91) days following the execution and delivery by Lichtenstein and each of the Lichtenstein Parties of this Agreement and all Settlement Documents and the closing of the transactions contemplated hereby (the "Ninety Day Period"); provided, however, that Presidential must forbear and refrain, during the Ninety Day Period, from the exercise or enforcement of any and all of those rights, claims, causes of action, damages, liabilities or demands in the same manner as if such releases were effective so long as none of Lichtenstein or the Lichtenstein Parties has voluntarily commenced a bankruptcy, reorganization or insolvency case under Title 11 of the United States Code or similar law, or become the subject of an involuntary case under Title 11 of the United States Code or similar laws, which involuntary case has not been dismissed within 90 days of its filing (an "Involuntary Case"), or made an assignment for the benefit of creditors during the Ninety Day Period. If Lichtenstein or any of the Lichtenstein Parties has voluntarily commenced such a bankruptcy, reorganization or insolvency case under Title 11 of the United States Code or similar law, or made an assignment for the benefit of creditors at any time during the Ninety Day Period (any such instance is referred to hereinafter as a "Voluntary Case"), or remains the subject of an Involuntary Case that is not dismissed for more than 90 days after the date of its filing, then Presidential, in its sole and absolute discretion, shall have the option (the "Option") either (A) to pursue any and all remedies which it may have against Lichtenstein and each of the Lichtenstein parties for any breach of this Agreement and/or any of the Settlement Documents (in which case the aforesaid releases shall be effective), or (B) to repay the full amount of all payments received from Lichtenstein and all Lichtenstein Parties, exclusive of amounts paid to Presidential pursuant to
Section 3.01 of this Agreement, and to return or re-convey all transfers of property made by Lichtenstein and/or any of the Lichtenstein Parties pursuant to this Agreement or any of the Settlement Documents and to release all obligations of Lichtenstein and/or any of the Lichtenstein Parties made pursuant to this Agreement or any of the Settlement Documents. The Option must be exercised in writing by Presidential within 60 days of the filing of a Voluntary Case, or within 150 days of the filing of an Involuntary Case that is not dismissed within ninety days of its filing. In the event that Presidential chooses option
(B) above, this Agreement and each of the Settlement Documents shall be deemed null and void and, exclusive of the amounts paid to Presidential pursuant to
Section 3.01 of this Agreement, the parties shall be restored to the status quo ante as of the day immediately preceding the date of execution of this Agreement as though the execution of this Agreement and the Settlement Documents never occurred, and in such event, (1) nothing contained herein shall be deemed to constitute a waiver or release by either party of any of its rights, claims, causes of action, damages, liabilities or demands, at law or in equity, and (2) nothing contained in this Agreement shall be deemed to prejudice in any manner any rights of Presidential, Lichtenstein or the Lichtenstein Parties. In the event of any conflict between this Section 4.01 and Section 4.02, the provisions of this Section 4.01 shall govern and control.

         4.02 Disgorgement. If Lichtenstein or any of the Lichtenstein Parties makes a payment or payments, or transfers property to Presidential pursuant to this Agreement or the Settlement Documents, which payment(s), or any part thereof, Presidential is subsequently required to disgorge to, or which property transfer or any part thereof is subsequently avoided by, Lichtenstein, any of the Lichtenstein Parties, a trustee, custodian, receiver, assignee for the benefit of creditors, or any other person having the right to bring any such action or having control of or responsibility for the assets of Lichtenstein or any of the Lichtenstein Parties, as a preference, fraudulent transfer or fraudulent conveyance under any applicable state or federal law pursuant to a final, non-appealable court order entered by a court of competent jurisdiction, then to the extent of such disgorgement only, and in the case of property transfer(s) only to the extent of the fair market value of the avoided property that was transferred to Presidential, the obligation of Lichtenstein or of the Lichtenstein Part(ies) intended to be satisfied by such disgorged payment(s) or voided property transfer(s)shall be deemed to be revived in full force and effect as of the date of such disgorgement or avoidance, and in such event, nothing contained herein shall be deemed to be a waiver or release by Presidential of any of its claims or rights with respect to the reinstated obligation.

                                    ARTICLE V
                       FURTHER AGREEMENTS OF THE PARTIES
                        WITH RESPECT TO THE FW PROPERTIES
                       ----------------------------------

         5.01     $750,000 Cash Collateral.
                  ------------------------

                  (a) Lichtenstein represents and warrants to Presidential that he has advanced the sum of $750,000 (the "Cash Collateral"), which has been deposited in a money market account with New York Community Bank (together with its successors and assigns, hereinafter "NYCB"), the holder of the first mortgages made by the FW Fee Owners and encumbering the FW Properties, as further security for the payment of the indebtednesses secured by said first mortgages. Lichtenstein further represents and warrants that no other Lichtenstein Party or any member thereof, including the Group A Members, has any interest in the Cash Collateral. Lichtenstein agrees that he shall continue to maintain such money market account and the Cash Collateral shall continue to serve as security for such indebtednesses, including but not limited to any extension of the term thereof and regardless of whether the terms of the subject loan(s) are modified, provided, however, that if any such refinancing with NYCB includes additional loan proceeds received by the FW Fee Owners and the Cash Collateral must remain as security for the indebtedness, said additional proceeds shall be applied first to reimburse the Cash Collateral provided by Lichtenstein.

                  (b) To the extent that the Cash Collateral is actually returned by NYCB at any time or is credited against any of the aforesaid indebtednesses when any portion of such indebtednesses is paid off (whether at maturity or by a prepayment made prior to maturity), notwithstanding anything in the Settlement Documents to the contrary, it shall be paid to Lichtenstein. Notwithstanding the foregoing, should NYCB foreclose any of its mortgages against any of the FW Properties or any of the FW Properties are conveyed by deed in lieu of foreclosure, and the Cash Collateral is retained by NYCB and applied against the subject indebtedness, Lichtenstein shall have no further right to the Cash Collateral, except to the extent that the FW Fee Owners receive any surplus proceeds attributable to the sale of the FW Properties at foreclosure (up to the amount of the Cash Collateral).

                  (c) To the extent that Lichtenstein is entitled to the return of the Cash Collateral in accordance with the foregoing and when returned or credited it is with interest, he shall also be entitled to receive said interest.

         5.02 Repair and Restoration Reserve. Lichtenstein represents that there exists one or more segregated accounts, controlled by NYCB or the managing agent for the FW Properties (the "Replacement and Reserve Account"), in which the sum of approximately $195,000.00 is being held for the purpose of making repairs or improvements approved by NYCB and/or the United States Department of Housing and Urban Development ("HUD") with respect to the FW Properties. The Lichtenstein Parties relinquish any and all claims or rights with respect to the Replacement and Reserve Account. Pursuant to the authority granted to Presidential in accordance with the Settlement Documents, Presidential may from time to time request that the aforesaid entities having rights of approval with respect to the use of the Replacement and Reserve Account permit the same to be used on account of repairs or improvements designated by Presidential or otherwise in accordance with the terms of any agreement governing disbursements from said account.

         5.03 Operating Expenses/Prepaid Rents. Notwithstanding anything in this Agreement to the contrary, Lichtenstein represents and warrants that (a) there has not been made to any members of the FW Fee Owners any distributions of any rent or other receipts collected with respect to the FW Properties on or after February 1, 2009, (b) all bills received by the Lichtenstein Parties or the party managing the FW Properties (the "FW Property Manager") on or prior to January 1, 2009, and/or which were due and payable on or prior to February 1, 2009, have been paid, and (c) the payments due February 1, 2009 on the mortgage loans made by NYCB with respect to the FW Properties have been paid and said mortgage loans are in good standing.

         5.04 Lichtenstein Loans to Lightstone FW Investment/FW II Undistributed NOI.
                  ----------------------------------------------------

                  (a) Lichtenstein represents that (i) he and Lightstone Real Estate Partners LP (collectively "Assignors") have made certain non-interest bearing loans to Lightstone FW Investment, which it has contributed or loaned to the FW II Fee Owners to pay expenses and/or debt service associated with the FW II Properties (the "Loans to Lightstone FW Investment"); and (ii) the principal balance due and owing to Assignors with respect to the Loans to Lightstone FW Investment is $126,492. In accordance with that certain Assignment attached hereto as Exhibit CCC-1 (the "Assignment of Loans Made to Lightstone FW Investment"), Assignors shall assign to Presidential all of their right, title and interest to the Loans to Lightstone FW Investment in excess of the Assignors' Share of the FW II Undistributed NOI (as hereinafter defined).

                  (b) Notwithstanding anything in this Article V to the contrary, the Lichtenstein Parties represent that to the best of their knowledge there is approximately $125,000 of undistributed net operating income from 2008 with respect to the FWII Properties (the "FW II Undistributed NOI") and that the distribution thereof is subject to the approval of HUD. The parties to this Agreement acknowledge that they will use their reasonable efforts to obtain the approval of HUD to the release of the FW II Undistributed NOI and, when released by HUD, it shall be distributed to the members of the FW II Fee Owners in accordance with the terms of the organizational documents governing the FWII Fee Owners and, upon receipt by the FW II Fee Owners, will be distributed to Lightstone FW Investment. Upon receipt by Lightstone FW Investment it will be utilized by Lightstone FW Investment to repay the Loans to Lightstone FW Investment. Assignors shall be entitled to receive therefrom an amount (the "Assignors' Share of the FW II Undistributed NOI") equal to the least of (i) one-half of the FW II Undistributed NOI, (ii) $63,246, and (iii) one half of the principal balance of the Loans to Lightstone FW Investment. The balance shall belong to Presidential in accordance with the Assignment of Loans made to Lightstone FW Investment.

         5.05 Property Manager. In order to facilitate Presidential exercising the rights and powers granted to it with respect to the FW Properties, the FW Owners shall execute and deliver a letter to the FW Property Manager, directing it to report to, be supervised by, and take direction from, Presidential, in the form annexed hereto and made a part hereof as Exhibit DDD (the "FW Property Manager Letter of Direction").

         5.06 Insurance. Lichtenstein represents that the FW Properties are insured under blanket policies which cover other properties controlled by Lichtenstein. Lichtenstein will cause the insurance policies covering the FW Properties to be maintained until April 1, 2010, unless advised by Presidential that it has caused replacement policies to be obtained. Presidential shall cause the FW Fee Owners to pay to Lichtenstein an amount equal to the annual premiums payable by Lichtenstein with respect to the FW Properties when that blanket policy is renewed (on or before April 1, 2009) and, thereafter, Lichtenstein shall provide to the FW Property Manager (to provide to NYCB) evidence that said premiums have been paid. To the extent that the policy is subsequently cancelled, the prepaid premiums returned by Lichtenstein's insurance carrier(s) shall be returned to the FW Property Manager to be credited to the FW Fee Owners, respectively (subject to Presidential's rights with respect thereto).

         5.07 Indemnification. Subject to the following, Presidential shall indemnify, defend and hold harmless the Lichtenstein Parties from and against any direct claim, action, suit or proceeding, brought or enacted against any Lichtenstein Party, by reason of any act, or failure or refusal to act, by Presidential with respect to the FW Properties, provided that the Lichtenstein Parties shall give Presidential reasonably prompt notice of the assertion of any such claim, etc. and cooperate fully with Presidential in the investigation and defense thereof. Such indemnification shall not apply to the extent the claim is attributable to a material breach by any of the Lichtenstein Parties under the Settlement Documents. Further, Presidential's obligations under this Section
5.07 are limited to Presidential's interest in the FW Properties or the proceeds thereof.

                                   ARTICLE VI
                                  MISCELLANEOUS
                                  -------------

         6.01 Notices. All notices, demands, consents, requests, instructions and approvals ("Notice") herein required or permitted shall be in writing and shall be delivered by a reputable overnight courier that provides a receipt to sender, or mailed by certified mail, return receipt requested, postage pre-paid, to the recipient at such recipient's address set forth below (or at such other address for a party as shall be specified by Notice given pursuant hereto):

If to any Lichtenstein Party to:    The Lightstone Group
                                    1985 Cedar Bridge Road
                                    Lakewood, New Jersey 08701
                                    Attention: David Lichtenstein

and in any of the foregoing
cases with a copy to:              The Lightstone Group
                                   1985 Cedar Bridge Avenue
                                   Lakewood, New Jersey 08701
                                   Attention: Joseph E. Teichman, Esq.

and an additional copy to:         Herrick, Feinstein LLP
                                   2 Park Avenue
                                   New York, New York 10016
                                   Attention: Sheldon Chanales, Esq.

and if to Presidential to:         Presidential Realty Corporation
                                   180 South Broadway
                                   White Plains, New York 10605
                                   Attention: Mr. Jeffrey F. Joseph, President

with a copy to:                    Cuddy & Feder LLP
                                   445 Hamilton Avenue, 14th Floor
                                   White Plains, New York 10601
                                   Attention: Kenneth F. Jurist, Esq.

All Notices shall be effective and deemed received three days after deposit in the mail, postage prepaid, if mailed, and upon receipt if sent by overnight courier. Each Notice shall bear the date on which it is delivered or mailed.

         6.02 Entire Agreement; No Oral Changes. This Agreement, the Settlement Documents, and any other documents executed and delivered contemporaneously herewith, embody the entire agreement and understanding between Presidential and the Lichtenstein Parties relating to the subject matter hereof and supersede all prior agreements and understandings relating thereto. This Agreement may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         6.03 Captions. The headings to the Articles and Sections of this Agreement have been inserted solely for convenience of reference and shall not modify, define or limit the provisions of this Agreement.

         6.04 Governing Law. This Agreement and the other Settlement Documents have been prepared, negotiated, executed and delivered wholly in the State of New York and shall be governed by, construed, and enforced in accordance with the laws of the State of New York applicable to agreements to be performed entirely within New York.

         6.05 Further Assurances. The Lichtenstein Parties and the Presidential Parties agree to execute and deliver such other instruments as may be reasonably requested from time to time by the other to effect and confirm the transactions described and contemplated hereby.

         6.06 Interest Limitation. Notwithstanding anything contained to the contrary in this Agreement or any of the Settlement Documents, any obligation to pay interest to Presidential pursuant to the Loan Documents, as modified by the Settlement Documents, shall be subject to the limitation that such payment of interest shall not be required to the extent that receipt thereof by Presidential would be contrary to the provisions of law applicable to Presidential limiting the maximum rate of interest which may be charged or collected by Presidential.

         6.07 Interpretation. In this Agreement, unless otherwise specified, (i) singular words include the plural, and plural words include the singular; (ii) words that include a number of constituent parts, things or elements shall be construed as referring separately to each constituent part, thing or element thereof, as well as to such constituent parts, things or elements as a whole;
(iii) all pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural forms thereof, as the context shall require; (iv) references to any person include its successors and assigns and, in the case of an individual, the word "successors" includes such individual's heirs, devisees, legatees, executors, administrators, and personal representatives; (v) references to any statute or other law include all rules, regulations and orders adopted or made thereunder and all statutes or other laws amending, consolidating or replacing the statute or law referred to; (vi) references to any agreement or other document include all subsequent amendments or other modifications thereof; (vii) the words "include" and "including", and words of similar import, shall be deemed to be followed by the words "without limitation"; (viii) the words "hereto", "herein", "hereof" and "hereunder", and words of similar import, refer to this Agreement in its entirety; (ix) references to Articles, Sections or paragraphs are to the Articles, Sections or paragraphs of this Agreement; (x) references to mortgages shall include deeds of trust, and references to foreclosure of a mortgage shall include the acts of a trustee under a deed of trust to realize upon the security for the benefit of the beneficiary by exercising a power of sale, taking possession of the mortgaged property, or otherwise.

         6.08 Counterparts. This Agreement and each of the Settlement Documents may be executed in counterparts, and all counterparts so executed shall for all purposes, respectively, constitute but one agreement, binding on all the parties hereto or thereto, notwithstanding that all parties shall not have executed the same counterpart.

         6.09 Resolution of Drafting Ambiguities. The parties each acknowledge that they were represented by experienced counsel in connection with the preparation, execution and delivery of this Agreement and the Settlement Documents and that their counsel negotiated all of them on their behalf and that any rule of construction under any applicable law to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of any of said documents.

         6.10 No Waiver; Cumulative Remedies and Rights. Presidential shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Presidential, and then only to the extent therein set forth. A waiver by Presidential of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Presidential would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Presidential, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently and shall be construed as affording Presidential rights additional to and not exclusive of any rights and remedies conferred under the laws of the State of New York, any other laws or any Loan Document or Settlement Document.

         6.11 Certain Consents. If any Lightstone Party (the "requesting party") shall seek the approval by or consent of Presidential under this Agreement or any of the other Settlement Documents, and Presidential shall fail or refuse to give such consent or approval, then the requesting party shall not be entitled to any damages for any withholding or delay of such approval or consent by Presidential, it being intended that the requesting party's sole remedy shall be an action for injunction or specific performance, which remedy of an injunction or specific performance shall be available only in those cases in which Presidential has expressly agreed under the applicable instrument or agreement not unreasonably to withhold or delay its consent or approval.

         6.12 Severability. In the event that any provision of this Agreement or the application thereof to Presidential or any Lightstone Party, in any circumstance, shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith, and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or which it is held invalid or enforceable, shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Agreement.

         6.13 Consent to Jurisdiction. Any court action brought to interpret or enforce any provision of this Agreement or any other Settlement Document or to prosecute any claim arising hereunder or thereunder must be commenced and maintained in the state or federal courts in the State of New York. Presidential and the Lightstone Parties hereby irrevocably submit to the exclusive jurisdiction and venue of the state and federal courts in the State of New York for such purposes.

         6.14 S. Lichtenstein. Except as otherwise set forth below, S. Lichtenstein shall not be personally liable with respect to the obligations evidenced by this Agreement or the Settlement Documents and no attachment, lien, execution, recourse or other writ or process shall be sought, issued or levied upon any assets, properties or funds of S. Lichtenstein. Notwithstanding the foregoing, this Section shall not affect Presidential's right to bring an action to pursue Presidential's rights and remedies against S. Lichtenstein under the Lichtenstein - FW Manager Pledge and the Lichtenstein - FW Realty Advisors Pledge, an action for injunctive relief or specific performance, or other appropriate action or proceeding for the purpose of enabling Presidential to realize upon the Collateral (as defined in the Lichtenstein - FW Manager Pledge and the Lichtenstein - FE Realty Advisors Pledge, respectively) and any other collateral given to Presidential as security for such obligations, as long as no judgment for money or damages is entered as aforesaid.

         6.15 WAIVER OF JURY TRIAL. THE PARTIES HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

                                                [SIGNATURE PAGES TO FOLLOW]




         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                            PRESIDENTIAL PARTIES:
                                            --------------------

                                            PRESIDENTIAL REALTY CORPORATION

                                            By: /s/ Jeffrey F. Joseph
                                                ------------------------
                                                Name:  Jeffrey F. Joseph
                                                Title:    President

                                            PRESIDENTIAL IATG, INC.

                                            By: /s/ Jeffrey F. Joseph
                                                -----------------------
                                                Name:  Jeffrey F. Joseph
                                                Title:    President

                                            PRC MEMBER LLC
                                            By: Presidential Realty Corporation,
                                                its managing member

                                            By: /s/ Jeffrey F. Joseph
                                                ------------------------
                                                Name:  Jeffrey F. Joseph
                                                Title:    President


                                            LICHTENSTEIN PARTIES:
                                            ---------------------

                                            /s/ David Lichtenstein
                                            ----------------------
                                            David Lichtenstein

                                            /s/ Shifra Lichtenstein
                                            -----------------------
                                            Shifra Lichtenstein


                                            THE DWL 2003 FAMILY TRUST

                                            By: /s/ Shifra Lichtenstein
                                                --------------------------
                                                Name:  Shifra Lichtenstein
                                                Title:    Trustee


                                            LIGHTSTONE FW REALTY PARTNERS, LP
                                            By: FW Realty Advisors, LLC,
                                                its managing general partner

                                            By: /s/ David Lichtenstein
                                                -----------------------
                                                Name:  David Lichtenstein
                                                Title:    Manager


                                            BENT CREEK I FW, LLC, BENT
                                            TREE FW, LLC, BROOKSIDE FW,
                                            LLC, BROOKSIDE FW, LLC,
                                            CAMELOT VILLAGE FW, LLC,
                                            CHRISTIANBURG BLUFF FW,
                                            LLC, DEER RUN FW, LLC, KNOB
                                            FW, LLC, RAIN TREE VILLAGE
                                            FW, LLC, RIDGEWOOD VILLAGE
                                            FW, LLC, AUGUSTA FARMS FW,
                                            LLC, BRIDLE CREEK FW, LLC,
                                            CANDLEWOOD FW, LLC, MILL
                                            WOODS FW, LLC, NORTHCROSS
                                            TOWNHOMES FW, LLC,
                                            NORTHAMPTON FW, LLC, PURDUM
                                            WOODS FW, LLC, QUADRANGLE
                                            FW, LLC, WASHINGTON SQUARE
                                            FW, LLC By: Lightstone FW
                                            Manager, LLC,
                                            its managing member

                                            By: /s/ David Lichtenstein
                                               --------------------------
                                               Name:  David Lichtenstein
                                               Title:    Manager


                                            JJFW, LLC, FW REALTY
                                            ADVISORS, LLC, LIGHTSTONE
                                            FW MANAGER, LLC, LIGHTSTONE
                                            MEMBER LLC, LIGHTSTONE
                                            MEMBER II LLC, LIGHTSTONE
                                            MEMBER III LLC, WEST
                                            MANCHESTER MALL LLC,
                                            BRADLEY SQUARE MALL LLC,
                                            MOUNT BERRY SQUARE MALL
                                            LLC, SHENAGO VALLEY MALL
                                            LLC, MARTINSBURG MALL LLC,
                                            MACON MALL LLC, BURLINGTON
                                            MALL LLC, SHAWNEE MALL LLC,
                                            BRAZOS OUTLETS CENTER LLC

                                            By: /s/ David Lichtenstein
                                               ---------------------------
                                               Name:  David Lichtenstein
                                               Title:    Manager

                                            MACON BURLINGTON OWNER, LLC

                                            By: /s/ David Lichtenstein
                                               --------------------------
                                               David Lichtenstein, President

                                            IATG PUERTO RICO, LLC
                                            By: IATG Manager, LLC, its managing
                                                member

                                            By: /s/ David Lichtenstein
                                                --------------------------
                                                Name:  David Lichtenstein
                                                Title:    Managing Member


                                            IATG MANAGER, LLC

                                            By: /s/ David Lichtenstein
                                               --------------------------
                                               Name:  David Lichtenstein
                                               Title:    Managing Member






                                LIST OF EXHIBITS


Exhibit A             FWI Fee Owners and FWI Properties

Exhibit B             FWII Fee Owners and FWII Properties

Exhibit C             Lightstone I Fee Owners and Lightstone I Properties

Exhibit D             PRC Fee Owner and PRC Property

Exhibit E             Lightstone II Fee Owners and Lightstone II Properties

Exhibit F             Lightstone III Fee Owners and Lightstone III Properties

Exhibit G             The IATG Property

Exhibit G-1           Pending or Potential Litigation

Exhibit H             $750,000 Note

Exhibit I             $750,000 Pledge

Exhibit I-1           IATG $750,000 Omnibus Agreement

Exhibit J             Assumed Indebtedness Note

Exhibit K             Assumption, Consolidation, Modification Agreement

Exhibit L             Consolidated Indebtedness Note

Exhibit M             Lichtenstein - Lightstone FW Manager Pledge

Exhibit N             Lightstone FW Manager Omnibus Agreement

Exhibit O             Lichtenstein - Lightstone FW Realty Partners Amended
                      Pledge

Exhibit P             Lightstone FW Realty Partners Restated Omnibus Agreement

Exhibit Q             Lichtenstein - FW Realty Advisors Pledge

Exhibit R             FW Realty Advisors Omnibus Agreement

Exhibit S             Lichtenstein/2003 Trust - Lightstone FW Investment Pledge

Exhibit T             Lightstone FW Investment Omnibus Agreement

Exhibit U             Lightstone FW Manager Pledge

Exhibit V             FW Fee Owners Omnibus Agreement

Exhibit W             Lightstone FW Realty Partners Pledge

Exhibit X             FWI Fee Owner Omnibus Agreement

Exhibit Y             FW Realty Advisors Pledge

Exhibit Z             Lightstone FW Realty Partners Omnibus Agreement

Exhibit AA            Consolidated Indebtedness Limited Recourse Guaranty

Exhibit BB            FWI Loan Termination Agreement

Exhibit CC            Termination of the FWI Guaranties

Exhibit DD            Amended and Restated Environmental Indemnity Agreement

Exhibit EE            Intentionally Omitted

Exhibit FF            IATG Assignment

Exhibit GG            Amended and Restated Operating Agreement of IATG

Exhibit HH            IATG Environmental Indemnity Agreement

Exhibit II            Lightstone II Loan/Operating Agreement Modification
                      Agreement

Exhibit JJ            Lightstone II Restated Guaranty

Exhibit KK            Lightstone II Amended Note

Exhibit LL            Lightstone II Amended Pledge Agreement

Exhibit MM            Shawnee Reaffirmed Omnibus Agreement

Exhibit NN            Brazos Reaffirmed Omnibus Agreement

Exhibit OO            Lightstone II Amended Environmental Indemnity

Exhibit PP            $500,000 Lightstone II - IATG Pledge (Lichtenstein)

Exhibit PP-1          IATG (Lichtenstein) $500,000 Omnibus Agreement

Exhibit PP-2          $500,000 Lightstone II - IATG Pledge (IATG Manager)

Exhibit PP-3          IATG (IATG Manager) $500,000 Omnibus Agreement

Exhibit QQ            Lightstone II Partial Release of Guaranty

Exhibit RR            Lightstone II Release From Lichtenstein

Exhibit SS            Lightstone I Partial Release from Presidential

Exhibit SS-1          West Manchester Pledge Partial Release from Presidential

Exhibit SS-2          West Manchester UCC Amendment from Presidential

Exhibit SS-3          Lightstone I Assignment

Exhibit SS-4          Lightstone I Consent to Resolution of Senior Loan From
                      Presidential

Exhibit TT            Lightstone I Release from Lichtenstein

Exhibit UU            Lightstone I Guaranty Release and Termination

Exhibit VV            Presidential Release from Lichtenstein and PRC

Exhibit WW            PRC Release from Presidential

Exhibit XX            Intentionally Omitted

Exhibit XX-1          PRC Assignment

Exhibit YY            Lightstone III Partial Release from Presidential

Exhibit ZZ            Lightstone III Release from Lichtenstein

Exhibit ZZ-1          Lightstone III Consent to Resolution of Senior Loans From
                      Presidential

Exhibit AAA           Lightstone III Guaranty Termination

Exhibit AAA-1         Lightstone III Assignment

Exhibit BBB           Other Matters Release From Presidential

Exhibit CCC           Others Matters Release From Lichtenstein

Exhibit CCC-1         Assignment of Loans Made to Lightstone FW Investment

Exhibit DDD           FW Property Manager Letter of Direction